                                                                   Exhibit 10.18


               SUPPLEMENT TO INDENTURE, TERM NOTES, SERIES 1997-A

         This INDENTURE SUPPLEMENT, dated as of August 1, 1997, is entered into by and among BLT Finance Corp. III, a Massachusetts corporation (the "Issuer"), Boyle Leasing Technologies, Inc., a Massachusetts corporation, (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, (the "Back-up Servicer") and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee"). Capitalized terms used herein and not otherwise defined are, unless the context otherwise requires, used as defined in the Standard Indenture Terms or the Specific Indenture Terms.

         This Indenture Supplement incorporates by reference all of the provisions of the Standard Terms and Conditions of Indenture, dated as of November 1, 1994 (the "Standard Indenture Terms") and the Specific Terms and Conditions of Indenture, dated as of November 1, 1994 and amended and restated as of May 1, 1996, among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer (the "Specific Indenture Terms"), which together are intended to form the Indenture (the "Indenture") entered into in connection with the financing described below.

         The Issuer has duly authorized the execution and delivery of this Indenture Supplement to provide for the issuance of the Issuer's 6.42% Lease-Backed Term Notes, Series 1997-A (the "1997-A Term Notes") in an aggregate principal amount of $44,762,573, issuable as provided in the Indenture. A portion of the Series Lease Contracts previously granted to the Indenture Trustee in connection with the Warehouse Fundings under the Issuer's Lease-Backed Warehouse Note Series 1996-B issued pursuant to the Indenture, are now being designated as the Series Lease Contracts for the Series 1997-A Term Note and additional Lease Contracts are being acquired from Boyle Leasing Technologies, Inc. pursuant to the Standard Terms and Conditions of Lease Acquisition dated as of November 1, 1994, the Specific Terms and Conditions of Lease Acquisition, dated as of November 1, 1994 and an Assignment and Assumption Agreement dated as of August 1, 1997. The Series Lease Schedule for the Series 1997-A Term Notes is attached hereto as Schedule A and the Targeted Balance Schedule with respect to the 1997-A Term Notes is attached hereto as Schedule B. Pursuant to Section 2.02 of the Standard Indenture Terms, this Indenture Supplement sets forth the following Additional terms applicable to the 1997-A Term Notes, which series is hereby designated as Term Notes:

SECTION 1.  DEFINITIONS.

         "Accrual Date": shall initially mean August 14, 1997.

         "Cut-off Date": shall mean with respect to the definitions of "Initial Series IPB" and "Term Note Funding Amount," July 31, 1997.

         "Delivery Date": shall mean August 14, 1997.

         "Initial Cash Deposit": $274,602.62.

         "Initial Payment Date": shall be September 16, 1997.

         "Insurance Agreement": shall mean the Insurance Agreement dated as of May 1, 1996 by and among MBIA Insurance Corporation (the "Insurer"), Leasecomm Corporation (the "Company"), the Servicer, the Issuer, Rothschild Inc. (the "Note Administrator") and the Indenture Trustee in its capacity as Indenture Trustee and Back-up Servicer as supplemented and amended pursuant to Supplement and Amendment to Insurance Agreement dated as of August 1, 1997 by and among the Insurer, the Company, the Servicer, the Issuer, the Note Administrator and the Indenture Trustee in its capacity as Indenture Trustee and Back-up Servicer.

         "MBIA Premium": shall have the meaning specified in the Insurance Agreement.

         "MBIA Premium Rate": shall have the meaning specified in the Insurance Agreement.

         "Note Interest Rate": shall mean 6.42%.

         "Note Insurance Policy": shall mean MBIA Policy Number 24545.

         "Private Placement Memorandum" or "Final Private Placement Memorandum": shall refer to the Private Placement Memorandum dated August 12, 1997.

         "Stated Maturity": shall mean January 16, 2003.

         "Term Note Funding Amount": shall not exceed $44,762,573.

         "Transaction Documents Date": shall mean August 1, 1997 with respect to the 1997-A Term Note Supplement, the Note Insurance Policy with respect to the 1997-A Term Notes and the Supplement and Amendment to Insurance Agreement; for all other purposes "Transaction Documents Date" shall mean November 1, 1994.

         "Trustee Fee Rate": shall mean with respect to the 1997-A Term Notes, one twentieth of one percent (.05%) per annum.

                                   ARTICLE TWO

                                  COUNTERPARTS

         This Indenture Supplement may be executed in one or more counterparts all of which together shall constitute one original document.

         IN WITNESS WHEREOF, the Issuer, the Servicer,the Back-up Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                 BLT FINANCE CORP. III
                                 as Issuer


                                 By: /s/ J.G. Hines
                                     ----------------------------------------
                                      Name: J.G. Hines
                                      Title: Vice President


                                 BOYLE LEASING TECHNOLOGIES, INC.
                                 as Servicer

                                 By: /s/ Richard F. Latour
                                     -----------------------------------------
                                      Name: Richard F. Latour
                                      Title: Executive Vice President,
                                             Chief Operating Officer, and
                                             Chief Financial Officer


                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                    as Back-up Servicer


                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:


                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                    as Indenture Trustee

                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:

         IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                 BLT FINANCE CORP. III
                                    as Issuer


                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:


                                 BOYLE LEASING TECHNOLOGIES, INC.
                                    as Servicer


                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:


                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    as Back-up Servicer


                                 By: /s/ Eileen R. Stelzner
                                     ------------------------------------------
                                      Name: Eileen R. Stelzner
                                      Title: Corporate Trust Officer


                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                    as Indenture Trustee


                                 By: /s/ Eileen R. Stelzner
                                     ------------------------------------------
                                      Name: Eileen R. Stelzner
                                      Title: Corporate Trust Officer

                                                                      SCHEDULE A


                          SERIES 1997-A LEASE SCHEDULE

Delivered to Boyle Leasing Technologies, Inc.; the Indenture Trustee; the Placement Agent; and Giancarlo & Gnazzo.

                                                                      SCHEDULE B

                            TARGETED BALANCE SCHEDULE


        Period            Date                        Balance
        ------            ----                        -------

           1           16-Sep-97                  44,762,573.36
           2           16-Oct-97                  43,488,915.63
           3           16-Nov-97                  42,207,317.88
           4           16-Dec-97                  40,918,181.19
           5           16-Jan-98                  39,619,531.10
           6           16-Feb-98                  38,308,518.36
           7           16-Mar-98                  36,984,734.71
           8           16-Apr-98                  35,644,932.68
           9           16-May-98                  34,292,481.41
          10           16-Jun-98                  32,930,081.39
          11           16-Jul-98                  31,552,943.38
          12           16-Aug-98                  30,161,456.77
          13           16-Sep-98                  28,814,038.57
          14           16-Oct-98                  27,524,034.45
          15           16-Nov-98                  26,291,149.64
          16           16-Dec-98                  25,112,604.99
          17           16-Jan-99                  23,944,899.97
          18           16-Feb-99                  22,771,220.34
          19           16-Mar-99                  21,686,720.29
          20           16-Apr-99                  20,701,356.97
          21           16-May-99                  19,714,761.70
          22           16-Jun-99                  18,718,707.73
          23           16-Jul-99                  17,722,599.01
          24           16-Aug-99                  16,734,748.97
          25           16-Sep-99                  15,746,166.65
          26           16-Oct-99                  14,744,370.16
          27           16-Nov-99                  13,318,153.31
          28           16-Dec-99                  12,025,807.13
          29         16-Jan-2000                  10,691,344.47
          30         16-Feb-2000                   9,413,943.78
          31         16-Mar-2000                   7,873,434.99
          32         16-Apr-2000                   6,385,812.30
          33         16-May-2000                   5,045,581.47
          34         16-Jun-2000                   3,833,846.54
          35         16-Jul-2000                   2,743,860.72
          36         16-Aug-2000                   1,736,003.35
          37         16-Sep-2000                     856,445.14
          38         16-Oct-2000                      91,526.09
          39         16-Nov-2000                           0.00

